Fees Summary	Nov. 19, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 52,880,800.00
Previously Paid Amount	0.00
Total Fee Amount	7,302.84
Total Offset Amount	0.00
Net Fee	$ 7,302.84